[LETTERHEAD OF HONDO OIL & GAS COMPANY APPEARS HERE]






       December 18, 1997


       London Australian & General Property Company Limited
       4 Grosvenor Place
       London, England  SW1X 7DL

       Dear Sirs:

            This Agreement is entered into by and among Hondo Oil & Gas Company, a Delaware corporation ("Hondo"), and its wholly-owned subsidiaries, Via Verde Development Company, a California corporation ("Via Verde"), and Newhall Refining Co., Inc., a Delaware corporation ("Newhall"), and London Australian & General Property Company Limited ("LAGP"), with reference to:

       a) Note Purchase Agreement dated November 28, 1988, between Pauley Petroleum Inc. (now Hondo) and Thamesedge, Ltd. ("Thamesedge"), as amended (the "Thamesedge Note Purchase Agreement"), and Note dated November 30, 1988, for $75,000,000 from Pauley Petroleum Inc. to Thamesedge (the "Thamesedge Note");

       b) Letter agreements dated November 28, 1988 and December 18, 1992, between Hondo and Thamesedge referring to and amending the Thamesedge Note Purchase Agreement and the Thamesedge Note;

       c) Net Profits Share Agreement dated December 18, 1992, by and among Hondo, Lonrho Plc ("Lonrho") and Thamesedge (the "Net Profits Share Agreement");

       d) Amended and Restated Letter Agreement dated December 20, 1991, between Hondo and Lonrho (the "Lonrho Loan Agreement") and Notes dated September 1, 1991, for $10,000,000, dated November 1, 1991, for $9,000,000, and dated December 20, 1991, for $13,000,000, from
       Hondo to Lonrho (the "Lonrho Notes");

       e) Letter Agreement dated December 18, 1992, between Hondo and Lonrho referring to and amending the Lonrho Loan Agreement and the Lonrho Notes;

       f) Note dated April 30, 1993, for $3,000,000 from Via Verde to Lonrho (the "Via Verde Note"), secured by Deed of Trust dated recorded as Instrument No. 93-840817 in the Real Property Records of Los Angeles County, California, (the "Via Verde Mortgage"), guaranteed by Hondo in Guaranty dated April 30, 1993 (the "Hondo Guaranty"), and subject to a letter agreement dated April 30, 1993;







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       g)  Note dated June 25, 1993, for $4,000,000 from Hondo to Lonrho
       (the "Valley Gateway Note"), secured by Deed of Trust dated August 30, 1993, granted by Hondo and Newhall, recorded as Instrument No. 93-2006475 in the Real Property Records of Los Angeles County, California, (the "Valley Gateway Mortgage");

       h) Letter Agreement dated December 17, 1993, between Hondo, Via Verde, Newhall, and Lonrho and Thamesedge, restructuring the above-described indebtedness and amending the Thamesedge Note, the Lonrho Notes, the Via Verde Note and the Valley Gateway Note;

       i) Letter Agreement dated November 10, 1994, between Hondo, Via Verde, Newhall, and Lonrho and Thamesedge, restructuring the above-described indebtedness and amending the Thamesedge Note, the Lonrho Notes, the Via Verde Note and the Valley Gateway Note, and creating a new $5,000,000 loan facility and a Note therefor dated October 31, 1994 (the "Facility Note");

       j) Letter Agreement dated December 22, 1995, between Hondo, Via Verde, Newhall, and Lonrho and Thamesedge, restructuring the above-described indebtedness and amending the Thamesedge Note, the Lonrho Notes, the Via Verde Note, the Valley Gateway Note and the Facility Note; and

       k) Letter Agreement dated December 13, 1996, between Hondo, Via Verde, Newhall, and Lonrho and Thamesedge, restructuring the above-described indebtedness and amending the Thamesedge Note, the Lonrho Notes, the Via Verde Note, the Valley Gateway Note and the Facility Note.

            On March 29, 1996, Lonrho assigned to Thamesedge all of its interest in the above-described agreements and notes. On August 29, 1997, Thamesedge assigned to LAGP all of its interest in the above-described agreements and notes. The Thamesedge Note, the Lonrho Notes, the Via Verde Note, the Valley Gateway Note, and the Facility Note, each as amended, are collectively referred to herein as the "Indebtedness".

            Hondo and LAGP have agreed to extend the date of repayment for the Indebtedness (i) by changing the mandatory redemption date on the Thamesedge Note from January 1, 1998 to January 15, 1999; and (ii) by extending the principal repayment date of each of the Lonrho Notes, the Via Verde Note, the Valley Gateway Note, and the Facility Note from January 1, 1998 to January 15, 1999.


















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            Hondo, Via Verde and Newhall, and Lonrho and LAGP hereby agree, as follows:

       1. This Agreement shall be effective for all purposes on September 30, 1997.

       2. Amendment of Notes. The Thamesedge Note, the Lonrho Notes (collectively), the Via Verde Note, the Valley Gateway Note, and the Facility Note, each will be amended as provided, respectively, in Exhibits A, B, C, D, and E to this Agreement. Hondo and Via Verde, as applicable, will execute the note amendments, LAGP will execute them to acknowledge consent thereto, and the note amendments will be attached to the original notes held by LAGP.

       3. Event of Default. If the borrower does not furnish to the lender by October 1, 1998 a Netherland, Sewell & Associates proved reserve report that shows a minimum of 13,000,000 mcf (25%) increase in the 1997 proved reserve figure of 52,475,554 mcf then the lender has the right to declare all the loans in default and demand payment.

       4. Cross-default Provision. Each of the notes will have a cross-default provision whereby a default in any other note will trigger a default in the note in question whereby the effect will be that all notes of the lender to the borrower will be in default and the payments of principal and interest will be accelerated and immediately due and payable.

       5. Effect on Other Agreements. Except as amended by the note amendments, the terms and provisions of the above-described agreements relating to the Lonrho Indebtedness shall remain in full force and effect, including, without limiting the generality of the foregoing, the Letter Agreements dated December 17, 1993, November 10, 1994, December 22, 1995 and December 13, 1996. The parties agree to execute such other and further documents as may be necessary to effect the understandings of this letter agreement. Nothing in this letter agreement shall be construed as an agreement on the part of LAGP to provide extensions of the maturity or other restructuring of the Indebtedness in the future.




















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            Please confirm that the foregoing correctly sets forth the agreement between us.


                                        Very truly yours,

                                        HONDO OIL & GAS COMPANY

                                        By: /s/ John J. Hoey
                                           -----------------
                                           John J. Hoey, President


                                        VIA VERDE DEVELOPMENT COMPANY

                                        By: /s/ John J. Hoey
                                           -----------------
                                           John J. Hoey, President


                                        NEWHALL REFINING CO., INC.

                                        By: /s/ John J. Hoey
                                           -----------------
                                           John J. Hoey, President





       Confirmed and accepted as of the date of first above written:


       LONDON AUSTRALIAN & GENERAL PROPERTY COMPANY LIMITED



       By:  /s/ R.E. Whitten
            ----------------
            R.E. Whitten, Director





















                                           4




                                       Exhibit A
                                    Thamesedge Note

            This Note Amendment dated September 30, 1997 amends that certain 13/% Senior Subordinated Note due 1998 dated November 28, 1988 in the original principal amount of US$75,000,000, from Pauley Petroleum Inc. (now Hondo Oil & Gas Company), to Thamesedge, Ltd., as amended by Note Amendments dated September 30, 1993, September 30, 1994, September 30, 1995 and September 30, 1996 (the "Original Note"), and is attached to the Original Note. On August 29, 1997, Thamesedge, Ltd. assigned to London Australian & General Property Company Limited all of its interest in the Original Note. Effective on September 30, 1997, the Original
       Note is amended as follows:

       1. Principal Amount. As of September 30, 1997, the principal amount of the Original Note owing is US$38,576,110.98, and interest accrued thereon is US$1,157,283.30.

       2. Principal Repayment. The mandatory Redemption dates on the Original Note are amended to January 15, 1999, with the aggregate principal of the Original Note then outstanding, plus accrued interest, being payable on such date.

       3. Event of Default. If the borrower does not furnish to the lender by October 1, 1998 a Netherland, Sewell & Associates proved reserve report that shows a minimum of 13,000,000 mcf (25%) increase in the 1997 proved reserve figure of 52,475,554 mcf then the lender has the right to declare all the loans in default and demand payment.

       4. Cross-default Provision. Each of the notes will have a cross-default provision whereby a default in any other note will trigger a default in the note in question whereby the effect will be that all notes of the lender to the borrower will be in default and the payments of principal and interest will be accelerated and immediately due and payable.

       5. Letter Agreement. This Note Amendment is issued and delivered under that certain letter agreement dated December 18, 1997 by and among Hondo Oil & Gas Company, Via Verde Development Company, and Newhall Refining Co., Inc., and London Australian & General Property Company Limited.

                                          HONDO OIL & GAS COMPANY

                                          By:
                                               ----------------
                                               John J. Hoey, President

       The undersigned hereby acknowledges and consents to this Note Amendment.

       LONDON AUSTRALIAN & GENERAL PROPERTY COMPANY LIMITED

       By:
                 ----------------
       Name:
                 ----------------
       Title:
                 ----------------


                                           5




                                       Exhibit B
                                     Lonrho Notes

            This Note Amendment dated September 30, 1997 amends those certain Promissory Notes dated September 1, 1991, in the original principal amount of US$10,000,000, dated November 1, 1991, in the original principal amount of US$9,000,000, and dated December 20, 1991, in the original principal amount of US$13,000,000, each from Hondo Oil & Gas Company, to Lonrho Plc, as amended by Note Amendments dated September 30, 1993, September 30, 1994, September 30, 1995 and September 30, 1996 (the "Original Notes"), and is attached to the Original Notes. On March 29, 1996, Lonrho Plc assigned to Thamesedge, Ltd. all of its interest in the Original Notes. On August 29, 1997, Thamesedge, Ltd. assigned to London Australian & General Property Company Limited all of its interest in the Original Notes. Effective on September 30, 1997, the Original Notes are amended as follows:

       1. Principal Amount. As of September 30, 1997, the principal amount of the Original Notes owing is US$33,126,684.98, and interest accrued thereon is US$1,010,363.88.

       2. Principal Repayment. The principal of the Original Notes, together with all accrued interest to such date, is payable on January 15, 1999.

       3. Event of Default. If the borrower does not furnish to the lender by October 1, 1998 a Netherland, Sewell & Associates proved reserve report that shows a minimum of 13,000,000 mcf (25%) increase in the 1997 proved reserve figure of 52,475,554 mcf then the lender has the right to declare all the loans in default and demand payment.

       4. Cross-default Provision. Each of the notes will have a cross-default provision whereby a default in any other note will trigger a default in the note in question whereby the effect will be that all notes of the lender to the borrower will be in default and the payments of principal and interest will be accelerated and immediately due and payable.

       5. Letter Agreement. This Note Amendment is issued and delivered under that certain letter agreement dated December 18, 1997 by and among Hondo Oil & Gas Company, Via Verde Development Company, and Newhall Refining Co., Inc., and London Australian & General Property Company Limited.
                                          HONDO OIL & GAS COMPANY

                                          By:
                                               ----------------
                                               John J. Hoey, President

       The undersigned hereby acknowledges and consents to this Note Amendment.

       LONDON AUSTRALIAN & GENERAL PROPERTY COMPANY LIMITED
       By:
                 ----------------
       Name:
                 ----------------
       Title:
                 ----------------


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                                       Exhibit C
                                    Via Verde Note

            This Note Amendment dated September 30, 1997 amends that certain Promissory Note dated April 30, 1993, in the original principal amount of US$3,000,000, from Hondo Oil & Gas Company to Lonrho Plc, as amended by Note Amendments dated September 30, 1993, September 30, 1994, September 30, 1995 and September 30, 1996 (the "Original Note"), and is attached to the Original Note. On March 29, 1996, Lonrho Plc assigned to Thamesedge, Ltd. all of its interest in the Original Note. On August 29, 1997, Thamesedge, Ltd. assigned to London Australian & General Property Company Limited all of its interest in the Original Note. Effective on September 30, 1997, the Original Note is amended as follows:

       1. Principal Amount. As of September 30, 1997, the principal amount of the Original Note owing is US$3,479,554.45, and interest accrued thereon is US$106,126.41.

       2. Principal Repayment. The principal of this note is payable on the earlier of (i) the sale of the property securing the loan or
            (ii) in ten (10) semi-annual installments, commencing on January 15, 1999.

       3. Event of Default. If the borrower does not furnish to the lender by October 1, 1998 a Netherland, Sewell & Associates proved reserve report that shows a minimum of 13,000,000 mcf (25%) increase in the 1997 proved reserve figure of 52,475,554 mcf then the lender has the right to declare all the loans in default and demand payment.

       4. Cross-default Provision. Each of the notes will have a cross-default provision whereby a default in any other note will trigger a default in the note in question whereby the effect will be that all notes of the lender to the borrower will be in default and the payments of principal and interest will be accelerated and immediately due and payable.

       5. Letter Agreement. This Note Amendment is issued and delivered under that certain letter agreement dated December 18, 1997 by and among Hondo Oil & Gas Company, Via Verde Development Company, and Newhall Refining Co., Inc., and London Australian & General Property Company Limited.
                                          VIA VERDE DEVELOPMENT COMPANY
                                          By:
                                               ----------------
                                               John J. Hoey, President

       The undersigned hereby acknowledges and consents to this Note Amendment.

       LONDON AUSTRALIAN & GENERAL PROPERTY COMPANY LIMITED

       By:
                 ----------------
       Name:
                 ----------------
       Title:
                 ----------------


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                                       Exhibit D
                                  Valley Gateway Note

            This Note Amendment dated September 30, 1997 amends that certain Promissory Note dated June 25, 1993, in the original principal amount of US$4,000,000, from Hondo Oil & Gas Company to Lonrho Plc, as amended by Note Amendments dated September 30, 1993, September 30, 1994, September 30, 1995 and September 30, 1996 (the "Original Note"), and is attached to the Original Note. On March 29, 1996, Lonrho Plc assigned to Thamesedge, Ltd. all of its interest in the Original Note. On August 29, 1997, Thamesedge, Ltd. assigned to London Australian & General Property Company Limited all of its interest in the Original Note. Effective on September 30, 1997, the Original Note is amended as follows:

       1. Principal Amount. As of September 30, 1997, the principal amount of the Original Note owing is US$4,534,554.22, and interest accrued thereon is US$138,303.90.

       2. Principal Repayment. The principal of this note is payable on the earlier of (i) the sale of the property securing the loan or
            (ii) in ten (10) semi-annual installments, commencing on January 15, 1999.

       3. Event of Default. If the borrower does not furnish to the lender by October 1, 1998 a Netherland, Sewell & Associates proved reserve report that shows a minimum of 13,000,000 mcf (25%) increase in the 1997 proved reserve figure of 52,475,554 mcf then the lender has the right to declare all the loans in default and demand payment.

       4. Cross-default Provision. Each of the notes will have a cross-default provision whereby a default in any other note will trigger a default in the note in question whereby the effect will be that all notes of the lender to the borrower will be in default and the payments of principal and interest will be accelerated and immediately due and payable.

       5. Letter Agreement. This Note Amendment is issued and delivered under that certain letter agreement dated December 18, 1997 by and among Hondo Oil & Gas Company, Via Verde Development Company, and Newhall Refining Co., Inc., and London Australian & General Property Company Limited.
                                          HONDO OIL & GAS COMPANY

                                          By:
                                               ----------------
                                               John J. Hoey, President

       The undersigned hereby acknowledges and consents to this Note Amendment.

       LONDON AUSTRALIAN & GENERAL PROPERTY COMPANY LIMITED
       By:
                 ----------------
       Name:
                 ----------------
       Title:
                 ----------------


                                           8




                                       Exhibit E
                                     Facility Note

            This Note Amendment dated September 30, 1997 amends that certain Promissory Note dated October 31, 1994, in the original principal amount of US$5,000,000, from Hondo Oil & Gas Company to Lonrho Plc, as amended by Note Amendment dated September 30, 1995 and September 30, 1996 (the "Original Note"), and is attached to the Original Note. On March 29, 1996, Lonrho Plc assigned to Thamesedge, Ltd. all of its interest in the Original Note. On August 29, 1997, Thamesedge, Ltd. assigned to London Australian & General Property Company Limited all of its interest in the Original Note. Effective on September 30, 1997, the Original Note is amended as follows:

       1. Principal Amount. As of September 30, 1997, the principal amount of the Original Note owing is US$5,294,075.89, and interest accrued thereon is US$161,469.33.

       2. Principal Repayment. The principal of the Original Note is payable on January 15, 1999.

       3. Event of Default. If the borrower does not furnish to the lender by October 1, 1998 a Netherland, Sewell & Associates proved reserve report that shows a minimum of 13,000,000 mcf (25%) increase in the 1997 proved reserve figure of 52,475,554 mcf then the lender has the right to declare all the loans in default and demand payment.

       4. Cross-default Provision. Each of the notes will have a cross-default provision whereby a default in any other note will trigger a default in the note in question whereby the effect will be that all notes of the lender to the borrower will be in default and the payments of principal and interest will be accelerated and immediately due and payable.

       5. Letter Agreement. This Note Amendment is issued and delivered under that certain letter agreement dated December 18, 1997 by and among Hondo Oil & Gas Company, Via Verde Development Company, and Newhall Refining Co., Inc., and London Australian & General Property Company Limited.
                                          HONDO OIL & GAS COMPANY

                                          By:
                                               ----------------
                                               John J. Hoey, President

       The undersigned hereby acknowledges and consents to this Note Amendment.

       LONDON AUSTRALIAN & GENERAL PROPERTY COMPANY LIMITED


       By:
                 ----------------
       Name:
                 ----------------
       Title:
                 ----------------




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